Filed pursuant to Rule 497(a)

Registration No. 333-192782

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

PennantPark Investment Corporation New Issue Announcement

ISSUER:	PennantPark Investment Corporation (“PNNT”)
EXPECTED RATINGS:	BBB- / BBB- (S&P/Fitch) (Stable/Stable)*
SECURITY DESCRIPTION:	Unsecured Notes
FORMAT:	SEC Registered
SIZE:	$250mm
MATURITY:	5 Years
PRICE GUIDANCE:	TBD
BOOKRUNNERS:	JPM/GS/MS/STRH
JOINT LEAD MANAGERS:	TBD
CO-MANAGERS:	TBD
MINIMUM DENOMS:	$2,000 x $1,000
USE OF PROCEEDS:	To repay outstanding indebtedness under credit facility
SETTLEMENT:	T+5
TIMING:	ASAP

Investors are advised to carefully consider the investment objective, risks, charges and expenses of PNNT before investing. The preliminary prospectus supplement dated September 16, 2014, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about PNNT and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement is not complete and may be changed.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement. When available, copies may be obtained from J.P. Morgan Securities LLC, Attention: Investment Grade Syndicate Desk, 383 Madison Avenue, New York, NY 10179, telephone: (212) 834-4533, Goldman, Sachs & Co., Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com, Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, telephone: (866) 718-1649, or SunTrust Robinson Humphrey, Inc., Attention: Prospectus Department, 3333 Peachtree Road, NE, Atlanta, GA 30326, telephone: (404) 926-5744.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.